MANAGED PORTFOLIO SERIES

Cove Street Capital Small Cap Value Fund
(the “Fund”)

Supplement dated December 5, 2017 to:

Statement of Additional Information (“SAI”)
dated January 28, 2017

Effective immediately, the eighth paragraph under “Fixed Income Securities” on page 8 of the SAI is revised as follows:

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include participation interests in bank loans or loans from other financial institutions to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (866) 497-0097.

This supplement should be retained with your SAI for future reference.